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                                                                        Ex-10.7

                                FOURTH AMENDMENT
                                       TO
             FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         Fourth Amendment (the "Fourth Amendment") dated as of October 31, 2003 to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement (as amended and in effect from time to time, the "Credit Agreement"), by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), MICROFINANCIAL INCORPORATED, a Massachusetts corporation (the "Parent", together with the Borrower, the "Companies"), FLEET NATIONAL BANK, a national banking association ("Fleet"), the other financial institutions from time to time party thereto (together with Fleet, the "Lenders") and FLEET NATIONAL BANK, as agent for the Lenders (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower has informed the Agent and the Lenders that it intends to sell certain contracts and related equipment to Accelerated Care Plus Corp. ("ACP") pursuant to existing contractual arrangements between the Borrower and ACP and that the Borrower shall apply the proceeds of such sale to the prepayment of the Conversion Term Loan;

         WHEREAS, the Companies, the Agent and the Lenders desire to clarify their agreement as to the manner of the application of such proceeds to the Conversion Term Loan.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. ALLOCATION OF PAYMENTS. Section 2.9 of the Credit Agreement is hereby amended by adding the following new paragraph (e) thereto in the correct alphabetical location:

         "(e) Each of the Lenders and the Agent hereby agrees that all net proceeds from asset sales pursuant to Section 7.4(ii) shall be applied, on a pro rata basis, to each remaining regularly scheduled amortization payment of the Conversion Term Loan.".

         SECTION 2. CONDITION TO EFFECTIVENESS. This Fourth Amendment shall become effective as of the date hereof upon receipt by the Agent of a counterpart of this Fourth Amendment, executed by the Companies and the Majority Lenders.

         SECTION 3. NO PRESENT CLAIMS. The Companies acknowledge and agree that, as of the date hereof: (a) none of the Companies or, to the knowledge of any of the Companies, any of their affiliates has any claim or cause of action against any of the Lenders or the Agent (or any of their directors, officers, employees, attorneys or agents); (b) none of the Companies, or to the knowledge of any of the Companies, any of their affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Agent; and (c) each of the Lenders and the Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Companies and, to the knowledge of each of the Companies, each of their affiliates. The Lenders and the Agent wish (and the Companies agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of

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                                       -2-

the rights, interests, contracts, collateral security or remedies of the Lenders or the Agent. Therefore, Companies, each on its own behalf and on behalf of each of its respective successors and assigns, hereby waives, releases and discharges the Lenders and the Agent and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Fourth Amendment), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Fourth Amendment related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

         SECTION 4. MISCELLANEOUS.

         (a) Except as otherwise expressly provided for in this Fourth Amendment, nothing in this Fourth Amendment shall extend to or affect in any way any of the rights or obligations of the Borrower or any of the Agent's or the Lenders' obligations, rights and remedies arising under the Loan Documents. Neither the Agent nor any Lender shall be deemed to have waived any or all of its rights or remedies with respect to any Default or Event of Default existing on the date hereof or arising hereafter.

         (b) This Fourth Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

         (c) This Fourth Amendment shall constitute a Loan Document under the Credit Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Credit Agreement; and all obligations included in this Fourth Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and secured by the collateral security for the Obligations.

         (d) The Companies agree to pay all fees and expenses, including, without limitation, reasonable legal fees, of the Agent and the Lenders in connection with this Fourth Amendment.

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                                      -3-

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

                                        FLEET NATIONAL BANK, individually and
                                        as Agent

                                        By: /s/ Daniel D. Butler
                                            ------------------------------------
                                            Name:  Daniel D. Butler
                                            Title: Authorized Officer

                                        BANKNORTH, N.A.

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Name: [ILLEGIBLE]
                                            Title: E.V.P.

                                        BROWN BROTHERS HARRIMAN & CO.

                                        By: /s/ Jared Keyes
                                            ------------------------------------
                                            Name:  Jared Keyes
                                            Title: Managing Director

                                        CITIBANK

                                        By: /s/ George V. MilBury
                                            ------------------------------------
                                            Name:  George V. MilBury
                                            Title: Vice President

                                        CITIZENS BANK OF MASSACHUSETTS

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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                                      -4-


                                        U.S. BANK

                                        By:    /s/ Joseph Howard
                                            ------------------------------------
                                            Name: Joseph Howard
                                            Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:    /s/ Cecilia M. Valente
                                            ------------------------------------
                                            Name:  Cecilia M. Valente
                                            Title: Senior Vice President

                                        ACCEPTED and AGREED as of
                                        October 31, 2003:

                                        Borrower:

                                        LEASECOMM CORPORATION


                                        By:    /s/ Richard F. Latour
                                            ------------------------------------
                                            Name:  Richard F. Latour
                                            Title: Exec. V.P. COO/CFO

                                        Parent:

                                        MICROFINANCIAL INCORPORATED


                                        By:   /s/ James R. Jackson
                                            ------------------------------------
                                            Name:  James R. Jackson
                                            Title: VP & CFO


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                                      -5-

ACCEPTED and AGREED as of
October 31, 2003:

Borrower:

LEASECOMM CORPORATION

By: /s/ Richard F. Latour
    ------------------------------
    Name: Richard F. Latour
    Title: Exec. V.P. COO/CFO

Parent:

MICROFINANCIAL INCORPORATED

By: /s/ James A. Jackson
    ------------------------------
    Name:  JAMES A. JACKSON
    Title: VP & CFO